Douglas Lake Minerals Inc. Unit #222 6820-188th Street Surrey, B.C. Canada V4N 3G6	T 604-575-3552 F 604.575.3559 www.douglaslakeminerals.com

NEWS RELEASE

DOUGLAS LAKE ACQUIRES 100% INTEREST IN FOUR NEW PROPERTIES IN THE HANDENI DISTRICT, TANZANIA

Vancouver, British Columbia, September 22, 2010 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is very pleased to announce that the Company has recently received approval from its Board of Directors to both enter into and immediately close upon the terms and conditions of a certain Mineral Property Acquisition Agreement (the "Acquisition Agreement"), with IPP Gold Ltd. ("IPP Gold"), to acquire a 100% interest in four prospecting licences (the "PLs"), totaling approximately 800 square kilometres, located in the Handeni District of Tanzania and which are owned or controlled by IPP Gold and its affiliates.

Harp Sangha, CEO of the Company, stated: "This new Acquisition Agreement with IPP Gold represents a significant step forward for the Company. Along with our new partners at IPP Gold, we will map out our new strategy and course of action over the coming weeks and months. The Handeni District has become alive with activity since the extraordinary drilling results from Canaco Resources have placed this region on the world stage. We plan to focus our energy and resources on the exploration and potential development of this new acquisition. Our aim is to direct Douglas Lake down a path towards success."

The closing of the Acquisition Agreement

In accordance with the closing today of the Acquisition Agreement IPP Gold has now become a major stakeholder in the Company. Pursuant to the terms of the Acquisition Agreement the Company has now issued 133,333,333 restricted shares of common stock to IPP Gold in exchange for 100% interest in the four PLs of the new Handeni Project, with no further payments in shares or cash required. This acquisition of these four PLs as a whole represents the largest land position in the Handeni District, and the boundary area is geologically contiguous to Canaco's Magambazi gold project.

In addition, and accordance with the closing of the Acquisition Agreement, the Board of Directors of the Company has also accepted the consent to act as both a director and as the Chairman of the Company from Reginald Mengi, together with the consents to act as directors of the Company from each of Reyno Scheepers and Douglas Boateng. Mr. Mengi will replace the Honorable Joseph Rugumyamheto as the Company's Chairman and Mr. Rugumyamheto will continue to serve as a director of the Company.

The Company's new directors

About Reginald Mengi

Mr. Reginald Mengi is the Chairman and owner of IPP Resources. He also chairs IPP Ltd., one of the largest private sector holding companies in Tanzania. Mr. Mengi commenced IPP Ltd.'s business in the mid 1980's manufacturing ball point pens. Today the IPP group of companies is engaged in various areas including bottling of Coca Cola products, drinking water, manufacturing and bottling of drinks and spirits, mining of minerals and gemstones, gemstone cutting, lapidary and media.

Until 1985, Mr. Mengi also worked as a Chartered Accountant for Coopers & Lybrand Tanzania where he served in the role as Chairman and Managing Partner and led auditing and consultancy teams and participated in the establishment of companies and institutions.

About Reyno Scheepers

Dr. Reyno Scheepers' involvement with the mining industry stretches for a period of 22 years. He started off as a researcher at the Fuel Research Institute (CSIR) of South Africa where he gained experience in the composition and characteristics of various South African coal fields. This was followed by a two year period as a geologist at a South African gold mine where he gained experience in underground geology, underground and surface exploration and gold exploration project planning. He then joined the University of Stellenbosch where he became a professor in petrology/mineralogy in 1999.

Since 1995 Dr. Scheepers directed his efforts towards the investigation of gemstone deposits covering alluvial and kimberlitic diamond deposits in South Africa, the DRC and in Tanzania. One of his major achievements in Tanzania was the investigation of the geology and technical aspects of the Merelani tanzanite deposit which eventually led to the successful listing of the first colored gemstone company on the JSE.

Professor Scheepers is also closely involved in the application and development of geochemical analytical techniques and was in charge of the running of an XRF laboratory, an ICP=AES laboratory and a micro thermometric laboratory. He participated in the development of international geochemical reference standards and completed numerous challenging analytical problems for the industry over the years.

Dr. Scheepers' interest in providing small scale miners with the necessary skills to conduct safe and effective mining led to the establishment of the Gemstone Research Centre at Stellenbosch University and currently the Unit for Gemstone Geology ("UGG"). The UGG is a collaborative training and research unit between Free State and Dar Es Salaam Universities through which research on gemstone deposits is currently conducted.

Dr. Scheepers received his B.Sc. (Hons), Cum Laude in 1979, his M.Sc, Cum Laude in 1982 and his PhD in 1990 from the University of Stellenbosch.

About Douglas Boateng

Dr. Douglas Boateng has over 18 years of extensive multi-sector international experience. His career includes positions as a CEO, director and senior level consulting in Technology (ICT), Chemicals/Pharma-chemical, Pharmaceutical and Biotechnology, Aviation, Engineering, Business management, Mergers and Acquisitions, Strategic alliance and partnerships, Logistics and Supply Chain Management, Media, Consulting, Corporate and Strategic Business Development, Corporate Governance and Advisory services to selected Government ministries. Dr. Boateng has also successfully worked and consulted for some of the world's leading corporation's in Europe, USA and Africa.

Prior to joining IPP Resources, Dr. Boateng founded PanAvest International, an organization with a vision to assist companies profitably extend their market reach through the application of innovative Business Development Logistics and Supply Chain Management solutions. He has acted as an independent advisor and consultant to one of Scandinavia's largest generic pharmaceutical companies on logistics, supply chain and business development and strategies and one of Africa's leading healthcare distributors.

Dr. Boateng is also a post graduate visiting professor on logistics and supply chain management and a Masters and Doctoral project supervisor at one of Africa's largest and most respected business schools. He current sits on the editorial board of Smart Procurement, the largest supply chain related portal in Africa and the Middle East.

Dr. Boateng holds a Graduate Diploma in Company Direction from the Institute of Directors, a Doctorate in Engineering Business Management from the University of Warwick-UK, a MSc in Industrial Logistics from the University of Central England-UK and a post graduate diploma in transport and logistics from Cranfield Institute of Technology, UK.

As a consequence of the appointments of each of Mr. Mengi, Dr. Scheepers and Dr. Boateng with the closing of the Acquisition Agreement, the Board of Directors and Executive Officers of the Company are now comprised of the following:

Name	Position
Harpreet Singh Sangha	President, Chief Executive Officer and a director
Reginald Mengi	Chairman of the Board and a director
Honorable Joseph Rugumyamheto	Director
Wenqin Zhang	Director
Revno Scheepers	Director
Douglas Boateng	Director
Herminder Rai	Secretary, Treasurer and Chief Financial Officer

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and potential development of mining opportunities in Tanzania. For further information please contact Douglas Lake at (604) 575-3552 or go to www.douglaslakeminerals.com.

Safe Harbor Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

For further information please contact:

Douglas Lake Minerals Inc.; Harp Sangha, at (604) 575-3552.